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                                                                 EXHIBIT 10.6


                                 INTERFACE, INC.

                          OMNIBUS STOCK INCENTIVE PLAN

                               (JANUARY 20, 1997)


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                                 INTERFACE, INC.
                          OMNIBUS STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS



1.       Purpose..................................................................................................1

2.       Definitions..............................................................................................1

3.       Shares Available Under this Plan.........................................................................4

4.       Administration of this Plan..............................................................................4

5.       Stock Options............................................................................................4

6.       Stock Appreciation Rights................................................................................6

7.       Restricted Shares........................................................................................7

8.       Deferred Shares..........................................................................................8

9.       Performance Shares and Performance Units.................................................................9

10.      Transferability.........................................................................................10

11.      Adjustments.............................................................................................11

12.      Fractional Shares.......................................................................................11

13.      Withholding Taxes.......................................................................................11

14.      Certain Termination Events, Hardship and
         Approved Leaves of Absence..............................................................................12

15.      Foreign Employees.......................................................................................12

16.      Amendments and Other Matters............................................................................12

17.      Effective Date and Shareholder Approval.................................................................13

18.      Regulation and Other Approvals..........................................................................13

19.      Deferral................................................................................................14

20.      Termination.............................................................................................14





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                                 INTERFACE, INC.

                          OMNIBUS STOCK INCENTIVE PLAN


         1. PURPOSE. The purpose of this Plan is to attract and retain key employees and directors for Interface, Inc. (the "Company") and its subsidiaries and to provide such persons with incentives and rewards for superior performance.

         2. DEFINITIONS. As used in this Plan, the following terms shall be defined as set forth below:

                  "AWARD" means any Appreciation Right, Deferred Share, Restricted Share, Stock Option, Performance Share or Performance Unit.

                  "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.

                  "BOARD" means the Board of Directors of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITTEE" means the committee described in Section 4 of this Plan.

                  "COMPANY" means Interface, Inc., a Georgia corporation, or any successor corporation.

                  "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 8 of this Plan.

                  "DEFERRED SHARES" means an award pursuant to Section 8 of this Plan of the right to receive Shares at the end of a specified Deferral Period.

                  "EMPLOYEE" means any person, including an officer, employed by the Company or a Subsidiary.

                  "EXERCISE PRICE" means the purchase price payable upon the exercise of a Stock Option.

                  "FAIR MARKET VALUE" means the fair market value of the Shares which, unless otherwise specified by the Committee with respect to any Award, shall be determined, for any valuation date, as the closing price of the Class A Shares on Nasdaq (or, if the Class A Shares are not traded on Nasdaq, such other national exchange on which the Class A Shares are traded).


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For purposes hereof, the closing price on the applicable valuation date shall be used; provided, however, if the Class A Shares are not traded on such valuation date, the closing price on the immediately preceding trading date for the Class
A Shares shall be used.

                  "FREESTANDING STOCK APPRECIATION RIGHT" means a Stock Appreciation Right granted pursuant to Section 6 of this Plan that is not granted in tandem with a Stock Option or similar right.

                  "GRANT DATE" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

                  "INCENTIVE STOCK OPTIONS" means any Stock Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision.

                  "NONQUALIFIED STOCK OPTION" means any Stock Option that is not intended to qualify as an Incentive Stock Option.

                  "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Stock Option.

                  "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee.

                  "PARTICIPANT" means an Employee or Outside Director, or any consultant, outside director of a Subsidiary or independent contractor performing bona fide services for the Company or a Subsidiary, who is selected by the Committee to receive benefits under this Plan, provided, however, that only Employees shall be eligible to receive grants of Incentive Stock Options.

                  "PERFORMANCE OBJECTIVES" means the objectives established pursuant to this Plan for Participants who have received Awards of Performance Shares or Performance Units or, when so determined by the Committee, Deferred Shares or Restricted Shares. Performance Objectives may be described in terms of Company-wide objectives, or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Company in which the Participant is employed. The Performance Objectives applicable to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be selected from among the following measures: return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added ("EVA"), sales growth, waste reduction, increase in the Fair Market Value of the Shares, or any combination thereof. The Award agreement may provide that if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, an acquisition or divestiture, or other events or circumstances render the specified Performance Objectives unsuitable or unfair, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and

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

equitable. For Employees subject to the restrictions of Code Section 162(m), such changes shall be made in a manner consistent with Code Section 162(m).

                  "PERFORMANCE PERIOD" means a period of time established under
Section 9 of this Plan within which the Performance Objectives relating to Performance Shares, Performance Units, Deferred Shares or Restricted Shares are to be achieved.

                  "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9 of this Plan.

                  "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9 of this Plan.

                  "PREDECESSOR PLANS" means the Interface, Inc. Key Employee Stock Option Plan (1993) and the Interface, Inc. Offshore Stock Option Plan, which have been terminated (as to new grants) as of the effective date of this Plan specified in Section 17.

                  "RESTRICTED SHARES" means Shares granted under Section 7 of this Plan subject to a substantial risk of forfeiture.

                  "SHARES" means shares of the Class A or Class B common stock of the Company, $.10 par value per share, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in
Section 11 of this Plan. Each Award granted under this Plan shall specify whether it relates to Class A Shares, Class B Shares, or a combination thereof.

                  "SPREAD" means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Exercise Price specified in the related Stock Option.

                  "STOCK APPRECIATION RIGHT" means a right granted under Section 6 of this Plan, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.

                  "STOCK OPTION" means a right to purchase Shares granted under
Section 5 of this Plan.

                  "SUBSIDIARY" means either: (i) a corporation of which more than 50 percent of the outstanding shares or securities (representing the right to vote for the election of directors) are now or hereafter owned or controlled, directly or indirectly, by the Company, or (ii) a noncorporate entity which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but of which more than 50 percent of the ownership interests (representing the right generally to make decisions for such other entity) are now or hereafter owned

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or controlled, directly or indirectly, by the Company; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation and outstanding at the time of such grant.

                  "TANDEM STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that is granted pursuant to Section 6 of this Plan in tandem with a Stock Option or any similar right granted under any other plan of the Company.

         3. SHARES AVAILABLE UNDER THIS PLAN. Subject to adjustment as provided in Section 11 of this Plan, the number of Shares that may be issued or transferred under this Plan shall not in the aggregate exceed the sum of (a) 1,800,000 Shares not previously authorized for issuance under any plan, plus (b)
(i) the number of Shares subject to outstanding stock options granted under the Predecessor Plans, minus (ii) the number of Shares issued on or after the effective date hereof pursuant to the exercise of such outstanding stock options granted under the Predecessor Plans. The (w) Shares subject to any unexercised portion of terminated Stock Options, (x) Shares subject to any unexercised portion of terminated stock options that were outstanding under the Predecessor Plans on the effective date hereof, (y) Shares forfeited under this Plan and Shares withheld in payment of the Exercise Price or withholding taxes, and (z) Shares subject to any terminated or surrendered Awards as to which no Participant has received any payment or other benefit of ownership, may again be subject to new Awards under this Plan. Such Shares may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company. No Participant may receive Awards representing more than 500,000 Shares in any one calendar year. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 1,000,000.

         4.       ADMINISTRATION OF THIS PLAN.

         (a) This Plan shall be administered by one or more committees appointed by the Board.

         (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement or document evidencing the grant of any Award, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

         5. STOCK OPTIONS. The Committee may from time to time authorize grants to Participants of Stock Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Each grant shall specify the number of Shares to which it pertains.


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


         (b) Each grant shall specify an Exercise Price per Share; provided, however, the Exercise Price per Share for any Incentive Stock Option shall be equal to or greater than the Fair Market Value (110 percent of Fair Market Value for any 10-percent shareholder, within the meaning of Section 422 of the Code) on the Grant Date.

         (c) The form of consideration to be paid in satisfaction of the Exercise Price and the manner of payment of such consideration may be (i) cash in the form of currency, check or other cash equivalent acceptable to the Company; (ii) nonforfeitable, unrestricted Shares that have been owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Exercise Price, (iii) any other legal consideration that the Committee may deem appropriate and may specify in a grant, including, without limitation, any form of consideration authorized under Section 5(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

         (d) On or after the Grant Date of any Stock Option other than an Incentive Stock Option, the Committee may determine that payment of the Exercise Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Exercise Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(d), the Shares received by the Optionee upon the exercise of the Stock Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.

         (e) On or after the Grant Date of any Stock Option, the Committee may provide for the automatic grant to the Optionee of a "reload" Stock Option in the event the Optionee surrenders Shares in satisfaction of the Exercise Price upon the exercise of a Stock Option as authorized under Sections 5(c) and
(d) above. Each reload Stock Option shall pertain to a number of Shares equal to the number of Shares utilized by the Optionee to exercise the original Stock Option. Each reload Stock Option shall have an exercise price equal to Fair Market Value on the date it is granted and shall expire on the stated expiration date of the original Stock Option.

         (f) Each Stock Option grant shall specify the period of continuous employment or service of the Optionee with the Company or any Subsidiary (or, in the case of an Outside Director, service on the Board) that is necessary before the Stock Option or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company (as defined in the agreement evidencing the Stock Option) or other similar transaction or event.

         (g) Stock Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing; provided, however, only Nonqualified Stock Options may be granted to Outside Directors or other non-Employee Participants. Each grant shall


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specify whether (or the extent to which) the Stock Option is an Incentive Stock
Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant
Date) of the Shares with respect to which Stock Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options.

         (h) No Stock Option granted under this Plan may be exercised more than 10 years from the Grant Date.

         (i) Each Stock Option grant shall be evidenced by an agreement executed on behalf of the Company by a senior officer (vice president level or higher) thereof and delivered to and accepted by the Optionee, and containing such terms and provisions as the Committee may determine, consistent with this Plan. Unless the Committee specifies other terms consistent with the provisions of this Plan, the terms of any Stock Option shall be substantially the same as set forth in the sample Incentive Stock Option Agreement attached hereto as Exhibit A.

         6. STOCK APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Committee, expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares, or a combination thereof, and may either (i) grant to the Participant or reserve to the Committee the right to elect among those alternatives, or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash.

         (b) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

         (c) Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable, and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.

         (d) Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company (as defined in the agreement evidencing the Stock Appreciation Right) or other similar transaction or event.


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         (e)      On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon, in cash or Shares, and on a current, deferred or contingent basis.

         (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by a senior officer (vice president level or higher) thereof and delivered to and accepted by the Optionee, which shall describe the subject Stock Appreciation Rights, identify any related Stock Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine, consistent with this Plan.

         (g) Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Stock Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive, and (ii) by surrender of the related Stock Option (or such other right) for cancellation.

         (h)      Regarding Freestanding Stock Appreciation Rights only:

                  (i) Each grant shall specify for each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date.

                  (ii) Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised.

                  (iii) Each grant shall specify the period or periods of continuous employment or service of the Participant with the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company (as defined in the agreement evidencing the Stock Appreciation Rights) or other similar transaction or event.

                  (iv) No Freestanding Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.

         7. RESTRICTED SHARES. Unless otherwise determined by the Committee, each grant of Restricted Shares shall be made with substantially the same terms as provided in Section 8 of this Plan as if such Restricted Shares were Deferred Shares, and the terms of any Award of Restricted Shares shall be substantially the same as set forth in the sample Restricted Stock Agreement attached hereto as Exhibit B. Alternately, the Committee may authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:


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         (a)      Each grant shall, unless otherwise determined by the
Committee, constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

         (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

         (c) Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant (or sale) may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company (as defined in the agreement evidencing the Restricted Shares) or other similar transaction or event.

         (d) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal rights of the Company, or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

         (e) Any grant may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares and Performance Units.

         (f) Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

         (g) Each grant shall be evidenced by an agreement executed on behalf of the Company by a senior officer (vice president level or higher) thereof and delivered to and accepted by the Participant, and containing such terms and provisions as the Committee may determine, consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Company until all restrictions thereon lapse.

         8. DEFERRED SHARES. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:


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         (a)      Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

         (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

         (c) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant (or sale) may provide for the earlier termination of such Deferral Period in the event of a change in control of the Company (as defined in the agreement evidencing the Deferred Shares) or other similar transaction or event.

         (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may, on or after the Grant Date, authorize the payment of dividend equivalents on such shares, in cash or additional Shares, and on a current, deferred or contingent basis.

         (e) Any grant may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares and Performance Units.

         (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by a senior officer (vice president level or higher) thereof and delivered to and accepted by the Participant, and containing such terms and provisions as the Committee may determine, consistent with this Plan.

         9. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

         (b) The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a change in control of the Company (as defined in the agreement evidencing the Performance Share or Performance Unit) or other similar transaction or event.


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

         (c) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

         (d) Each grant may specify for the established Performance Objectives a minimum acceptable level of achievement below which no payment will be made, and in such event shall set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum or full achievement of the established Performance Objectives.

         (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares, or a combination thereof, and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

         (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date. Any grant of Performance Units may specify that the amount payable, or the number of Shares to be issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.

         (g) Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon, in cash or additional Shares, and on a current, deferred or contingent basis.

         (h) The Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

         (i) Each grant shall be evidenced by an agreement executed on behalf of the Company by a senior officer (vice president level or higher) thereof and delivered to and accepted by the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine, consistent with this Plan.

         10.      TRANSFERABILITY.

         (a) Except as provided in Section 10(b) below, no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and, during a Participant's lifetime, Stock Options and Stock Appreciation Rights shall be exercisable only by the Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.


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

         (b) The Committee may expressly provide in an Award agreement (or an amendment to an Award agreement) that a Participant may transfer such Award (other than an Incentive Stock Option) to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 10(b). All terms and conditions of the Award, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, and the effect thereof, shall continue to apply following a transfer made in accordance with this
Section 10(b).

         (c) Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Stock Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon achievement of the Performance Objectives specified for Performance Shares or Performance Units, or
(ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of this Plan, shall be subject to further restrictions upon transfer.

         11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (i) number of Shares covered by outstanding Stock Options, Stock Appreciation Rights, Deferred Shares and Performance Shares granted hereunder; (ii) Exercise and Base Prices per share applicable to such Stock Options and Stock Appreciation Rights; and (iii) kind of Shares covered thereby, as the Committee in its discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities; or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, except as limited by Code Section 162(m), in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in Section 3 of this Plan as the Committee in its discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11.

         12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

         13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory


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

to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit or delivery of Shares in payment of such taxes.

         14. CERTAIN TERMINATION EVENTS, HARDSHIP AND APPROVED LEAVES OF ABSENCE. In the event of termination of employment by reason of death, disability, normal retirement, or early retirement with the consent or agreement of the Company, or a leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds (i) a Stock Option or Stock Appreciation Right that is not immediately and fully exercisable, (ii) any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, (iii) any Deferred Shares as to which the Deferral Period is not complete, (iv) any Performance Shares or Performance Units that have not been fully earned, or (v) any Shares that are subject to any transfer restriction pursuant to Section 10(c) of this Plan, the Committee may in its discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan. Notwithstanding the foregoing, the Committee may not waive or modify any Performance Objective relating to an Award, or modify a Stock Option, intended to satisfy the requirements for "performance-based compensation" in a manner consistent with
Section 162(m) of the Code.

         15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

         16.      AMENDMENTS AND OTHER MATTERS.

         (a) This Plan may be amended from time to time by the Board or the Executive Committee of the Board, but no such amendment shall increase any of the amounts or limitations specified in Section 3 of this Plan, other than to reflect an adjustment made in accordance with Section 11, without the further approval of the shareholders of the Company.

         (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Stock Options or any other Award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting of new Stock Options or other Awards hereunder, which may or may not cover the same number of Shares that had been the subject of the


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


prior Award, in such manner, at such Exercise Price and subject to such other terms, conditions and discretions, as would have been applicable under this Plan had the canceled Stock Options or other Award not been granted.

         (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

         (d) To the extent that any provision of this Plan would prevent any Stock Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Stock Option, provided, however, that such provision shall remain in effect with respect to other Stock Options, and there shall be no further effect on any provision of this Plan.

         17. EFFECTIVE DATE AND SHAREHOLDER APPROVAL. This Plan shall be effective as of the date of its approval by the Board or the Executive Committee of the Board (January 20, 1997), subject to approval by the shareholders of the Company at the next Annual Meeting of Shareholders. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the shareholders of the Company.

         18.      REGULATION AND OTHER APPROVALS.

         (a) The obligation of the Company to sell or deliver Shares with respect to Stock Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         (b) The Plan is intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and the Committee shall interpret and administer the provisions of the Plan or any agreement setting forth an Award in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         (c) Each Stock Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange (including Nasdaq) or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of a Stock Option or the issuance of Shares, no Stock Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained in a manner acceptable to the Committee.


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


         (d) Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of a Stock Option), to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

         (e) In the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Stock Option under the Plan, the Committee may, subject to this Section 18, make any adjustments it deems appropriate in such Award or Stock Option.

         19. DEFERRAL. The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise, vesting or achievement of an Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

         20. TERMINATION. This Plan shall terminate on January 19, 2007, and no Award shall be granted after that date.


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